EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Peerless Systems Corporation (the “Company”) hereby certifies that:

(i)    the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended April 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2003	By:	/s/ HOWARD J. NELLOR

Howard J. Nellor President and Chief Executive Officer (Principal Executive Officer)